Federated Investors
World-Class Investment Manager

Federated Government Ultrashort Fund

A Portfolio of Federated Institutional Trust

SEMI-ANNUAL REPORT

January 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to shareholders of Federated Government Ultrashort Fund (formerly, Federated Institutional Short Duration Government Fund), a portfolio of Federated Institutional Trust. This report covers the six-month reporting period ended January 31, 2001 and includes commentary by the fund's portfolio manager, followed by the portfolio of investments and financial statements.

Federated Government Ultrashort Fund pursues a competitive level of current income, with a low level of principal volatility. The fund's portfolio consists of U.S. government securities with a dollar-weighted average duration of one year or less.1 Investments are limited to those that qualify the fund as a permissible investment for federal credit unions and federal savings associations, and as an appropriate direct investment for national banks.

During the reporting period, dividends paid to shareholders of Institutional Shares and Institutional Service Shares totaled $0.066 and $0.065 per share, respectively. The net asset value of both share classes increased from $1.98 at the beginning of the reporting period to $1.99 at the end of the reporting period. Average annual total returns at the end of the reporting period were 3.89% for Institutional Shares and 3.84% for Institutional Service Shares.2 The fund ended the reporting period with total net assets of $179.0 million.

Thank you for participating in the conservative income opportunities of the Federated Government Ultrashort Fund. As always, we welcome your questions and comments.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
March 15, 2001

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Investment Review

Federated Government Ultrashort Fund invests in U.S. Government securities, to include U.S. Treasuries, U.S. Government agencies, and U.S. Government agency-sponsored mortgage-backed securities, either directly or through repurchase agreements. The Fund seeks to maintain a duration of 1 year or less. The Fund has been assigned a AAAf credit rating from Standard & Poor's.1

The semi-annual reporting period ended January 31, 2001 was characterized by an abrupt shift in both market expectations and economic reality. Early in the reporting period, economic strength was still a cause for concern, as the economy grew at 4.8% and 5.7% in the first two quarters of 2000. As the third quarter progressed, however, a slowdown in this robust pace of growth became apparent, and by the end of the year, it was clear that the economy was unraveling. Higher energy prices and turbulent equity markets took their toll on the industrial and consumer sectors of the economy. Manufacturing was especially hard hit, as the National Association of Purchasing Manager's survey dipped below 50 in August (readings above 50 are associating with an expanding manufacturing sector) and continued to decline dramatically to end the reporting period at 41.2, the lowest survey reading since March 1991. Retail sales began to soften in late summer and resulted in a disappointing holiday season for retailers, as the year-over-year change in sales fell from a robust 8.3% in July to 3.5% by the end of January. Perhaps most telling of the economic deterioration and most worrisome to the Federal Reserve Board (the "Fed"), consumer confidence as measured by the Consumer Confidence Index prepared by the Conference Board plummeted from 143.0 in July to 114.4 in January, the lowest reading since December 1996. Gross domestic product grew at 2.2% in the third quarter and 1.1% in the fourth. Against this backdrop, inflation at the consumer level for the most part remained benign, in spite of the run up in energy prices.

While monetary policy remained on hold throughout the third and fourth quarters, the Fed responded aggressively to the shifting economic conditions with a surprise 50 basis point ease on January 3, 2001 lowering the federal funds target rate from 6.5% to 6.0%. The Fed then followed up this uncharacteristic move with yet another 50 basis point cut in the federal funds target rate on January 31, 2001. Unlike the initial intermeeting move, the decision to lower the target rate again came at a regularly scheduled Federal Open Market Committee meeting. Although 100 basis points in easing within a month's time period was highly unusual, the market had by and large anticipated the "frontloading" of monetary policy response by the Fed to the rapidly changing economic picture.

1 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change and do not remove market risks.

The investment landscape changed significantly for mortgage-backed securities in this environment. The 30-year fixed mortgage rates declined 1.15% to 7.03%, leading to a refinancing rush. The Mortgage Banker Association's refinance index experienced a greater than fourfold increase. While the fund's mortgage allocation, currently at 41% of assets, was only slightly reduced over the reporting period, the composition of mortgage holdings was significantly altered to reduce prepayment risk.

We reduced our holdings of higher coupon pass-throughs in favor of sectors offering prepayment protection, adding planned amortization class (PAC) and sequential collateralized mortgage obligations (CMOs) to the portfolio. PAC securities contain a principal payment schedule maintainable in a range of prepayments. As prepayments increase, other classes within the security structure absorb a greater portion of principal cash flow relative to the PAC. As a result, PAC cash flows are generally more stable, offering a shelter against prepayment/reinvestment risk. Similarly, sequential CMOs, backed by lower coupon mortgages, were purchased. Additionally, down-in-coupon trades were executed into 15-year mortgages, where borrowers have a demonstrably lower refinance incentive. While the portfolio cannot be completely insulated from the impact of refinancing, current mortgage holdings reduce such risk while providing attractive income.

The remaining allocation of the fund was in traditional government money market securities, including fixed and floating rate U.S. Government agency securities and repurchase agreements collateralized by U.S. Government agencies.

The net asset value of the fund rose from $1.98 to $1.99 per share over the reporting period. The effective duration of the portfolio shortened as higher prepayments shortened the duration of the MBS holdings of the fund, and ended the reporting period at 0.3 years, shorter than its benchmark, the Merrill Lynch Six-Month Treasury Bill Index.2 The fund outperformed the index over the reporting period, with an average annual total return of 3.89% (Institutional Shares) versus the index at 3.71%.

2 Merrill Lynch 6-month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith Inc.

Volatility Rating

The fund has received a "volatility rating" of S1 from Standard & Poor's Ratings Services (S&P), which is current as of January 9, 2001. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S1 rating to bond funds that possess "low sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S1-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within one to three years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

This material is to be used only when preceded or accompanied by a current fund prospectus. Call your representative.

Portfolio of Investments

January 31, 2001 (unaudited)

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--74.1%
		Federal Home Loan Bank--5.9%
$1,000,000		6.010%, 12/28/2001	$1,007,280
1,000,000		6.372%, 2/7/2001	1,000,430
1,000,000		6.450%, 2/16/2001	1,000,640
1,000,000		6.640%, 11/15/2001	1,000,750
4,000,000		6.700%, 10/10/2001 - 12/19/2001	4,041,680
2,500,000		6.750%, 2/1/2002 - 2/15/2002	2,545,270

		TOTAL	10,596,050

		Federal Home Loan Bank, Floating Rate Notes--5.0%[1]
2,000,000		5.719%, 8/7/2001	2,000,380
2,000,000		6.293%, 9/17/2001	1,996,880
5,000,000		6.539%, 8/1/2001	5,002,000

		TOTAL	8,999,260

		Federal Home Loan Mortgage Corp.--3.1%
3,500,000	[2]	6.500%, 15 Year, TBA	3,526,250
1,990,563		6.500%, 6/1/2015 - 12/1/2015	2,005,492

		TOTAL	5,531,742

		Federal Home Loan Mortgage Corp., Discount Notes--1.7%[3]
1,000,000		5.125%, 7/19/2001	977,210
2,000,000		6.465%, 2/1/2001	2,000,340

		TOTAL	2,977,550

		Federal Home Loan Mortgage Corp., Floating Rate Note--1.1%[1]
2,000,000		5.616%, 9/21/2001	2,000,580

		Federal Home Loan Mortgage Corp. REMIC--22.2%
466,271		Series 1544-E, 6.250%, 6/15/2008	465,908
2,107,659		Series 1946-PB, 6.500%, 6/15/2008	2,104,820
4,156,471		Series 1542-H, 6.500%, 10/15/2020	4,201,069
9,845,763		Series 2060-A, 6.500%, 2/15/2024	9,949,045
1,830,410		Series 1611-QC, 6.637%, 11/15/2023	1,842,820
1,604,238		Series 1873-C, 7.000%, 6/15/2008	1,607,687
1,724,437		Series 1468-G, 7.000%, 6/15/2018	1,736,388
6,165,000		Series 35-PG, 7.500%, 10/17/2020	6,336,572
7,000,000		Series 1905-G, 7.500%, 4/15/2024	7,120,330
4,259,573		Series 1347-HB, 7.750%, 12/15/2021	4,383,570

		TOTAL	39,748,209

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association--4.5%
$2,000,000		5.210%, 12/10/2001	$2,000,460
1,000,000		5.250%, 12/14/2001	1,000,250
1,000,000		6.450%, 3/9/2001	1,001,190
1,000,000		6.600%, 11/16/2001	1,003,570
1,000,000		7.000%, 5/17/2001	1,004,810
1,871,135		8.000%, 12/1/2029 - 2/1/2030	1,930,188

		TOTAL	7,940,468

		Federal National Mortgage Association, Discount Notes--6.0%[3]
1,000,000		5.25%, 11/30/2001	960,630
2,000,000		5.72%, 6/28/2001	1,960,200
8,000,000		5.83%, 6/28/2001	7,840,800

		TOTAL	10,761,630

		Federal National Mortgage Association, Floating Rate Notes--4.5%[1]
2,000,000		5.646%, 6/22/2001	2,000,622
2,000,000		5.656%, 1/22/2002	2,000,600
2,000,000		6.486%, 3/1/2001	2,001,680
2,000,000		6.536%, 12/3/2001	2,002,600

		TOTAL	8,005,502

		Federal National Mortgage Association REMIC--7.6%
6,946,689		Series 2000-9-FQ, 6.268%, 11/25/2023	6,962,673
3,048,265		Series 1993-220-FA, 6.318%, 11/25/2013	3,050,308
1,676,816		Series 1992-135-J, 7.500%, 2/25/2021	1,711,124
1,847,739		Series 2000-26-PA, 7.500%, 8/25/2030	1,892,417

		TOTAL	13,616,522

		Government National Mortgage Association, Floating Rate Notes--8.6%[1]
3,785,983		Series 1999-43-FA, 6.332%, 11/16/2029	3,789,579
7,183,356		Series 2000-10-FB, 6.532%, 2/16/2003	7,190,180
4,391,754		Series 2000-12-FQ, 6.532%, 6/16/2029	4,405,368

		TOTAL	15,385,127

		Student Loan Marketing Association, Floating Rate Notes--3.9%[1]
2,000,000		5.544%, 9/17/2001	2,000,920
5,000,000		5.634%, 7/24/2001	4,999,890

		TOTAL	7,000,810

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $131,795,093)	132,563,450

Principal Amount			Value
		REPURCHASE AGREEMENTS--28.0%[4]
$20,000,000		Chase Government Securities, Inc., 5.780%, dated 1/31/2001, due 2/1/2001	$20,000,000
2,000,000	[5]	Credit Suisse First Boston, Inc., 5.670%, dated 1/10/2001, due 3/12/2001	2,000,000
3,500,000	[5,6]	Goldman Sachs Group, LP, 5.720%, dated 1/19/2001, due 2/15/2001	3,500,000
2,000,000	[5]	Goldman Sachs Group, LP, 6.280%, dated 12/14/2000, due 6/13/2001	2,000,000
17,570,000		Scotia Bank, 5.660%, dated 1/31/2001, due 2/1/2001	17,570,000
2,000,000	[5]	Warburg Dillon Reed LLC, 5.540%, dated 1/30/2001, due 2/20/2001	2,000,000
3,000,000	[5]	Warburg Dillon Reed LLC, 6.160%, dated 1/3/2001, due 4/4/2001	3,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	50,070,000

		TOTAL INVESTMENTS (IDENTIFIED COST $181,865,093)[7]	$182,633,450

1 Current rate and next reset date shown.

2 All or a portion of this security is subject to a future dollar roll transaction.

3 Discount rate at time of purchase.

4 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

5 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

6 Securities held as collateral for future dollar roll transactions.

7 The cost of investments for federal tax purposes amounts to $181,865,093. The net unrealized appreciation of investments on a federal tax basis amounts to $768,357, which is comprised of $778,531 appreciation and $10,174 depreciation at January 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($178,958,632) at January 31, 2001.

The following acronyms are used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit
TBA	--To Be Announced

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

January 31, 2001 (unaudited)

Assets:
Investments in repurchase agreements	$50,070,000
Investments in securities	132,563,450

Total investments in securities, at value (identified cost $181,865,093)		$182,633,450
Cash		1,535
Income receivable		857,033

TOTAL ASSETS		183,492,018

Liabilities:
Income distribution payable	989,700
Payable for dollar roll transactions	3,524,232
Accrued expenses	19,454

TOTAL LIABILITIES		4,533,386

Net assets for 89,990,088 shares outstanding		$178,958,632

Net Assets Consist of:
Paid in capital		$180,187,490
Net unrealized appreciation of investments		768,357
Accumulated net realized loss on investments		(1,960,095)
Distributions in excess of net investment income		(37,120)

TOTAL NET ASSETS		$178,958,632

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$156,786,087 ÷ 78,841,721 shares outstanding		$1.99

Institutional Service Shares:
$22,172,545 ÷ 11,148,367 shares outstanding		$1.99

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended January 31, 2001 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $5,600)			$5,227,537

Expenses:
Investment adviser fee		$307,691
Administrative personnel and services fee		85,112
Custodian fees		6,792
Transfer and dividend disbursing agent fees and expenses		11,324
Directors'/Trustees' fees		6,083
Auditing fees		7,115
Portfolio accounting fees		30,346
Shareholder services fee--Institutional Service Shares		23,286
Share registration costs		18,243
Printing and postage		6,501
Insurance premiums		403
Miscellaneous		1,078

TOTAL EXPENSES		503,974

Waivers:
Waiver of investment adviser fee	$(284,996)
Waiver of shareholder services fee--Institutional Service Shares	(13,972)

TOTAL WAIVERS		(298,968)

Net expenses			205,006

Net investment income			5,022,531

Realized and Unrealized Gain on Investments:
Net realized gain on investments			132,654
Net change in unrealized appreciation of investments			752,798

Net realized and unrealized gain on investments			885,452

Change in net assets resulting from operations			$5,907,983

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 1/31/2001	Year Ended 7/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,022,531	$10,310,673
Net realized gain (loss) on investments	132,654	(787,610)
Net change in unrealized appreciation of investments	752,798	373,068

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,907,983	9,896,131

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(4,465,498)	(9,668,829)
Institutional Service Shares	(604,388)	(630,651)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,069,886)	(10,299,480)

Share Transactions:
Proceeds from sale of shares	72,221,006	89,784,346
Net asset value of shares issued to shareholders in payment of distributions declared	2,589,193	7,095,525
Cost of shares redeemed	(30,983,508)	(148,544,442)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	43,826,691	(51,664,571)

Change in net assets	44,664,788	(52,067,920)

Net Assets:
Beginning of period	134,293,844	186,361,764

End of period (including undistributed net investment income of $0 and $10,325, respectively)	$178,958,632	$134,293,844

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended July 31,
	1/31/2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 1.98	$ 1.99	$ 2.00	$ 2.00	$ 2.00
Income From Investment Operations:
Net investment income	0.07	0.12	0.10	0.11	0.01
Net realized and unrealized gain (loss) on investments	0.01	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]

TOTAL FROM INVESTMENT OPERATIONS	0.08	0.11	0.09	0.11	0.01

Less Distributions:
Distributions from net investment income	(0.07)	(0.12)	(0.10)	(0.11)	(0.01)
Distributions from net realized gains on investments	-	-	(0.00)[2]	(0.00)[2]	-

TOTAL DISTRIBUTIONS	(0.07)	(0.12)	(0.10)	(0.11)	(0.01)

Net Asset Value, End of Period	$ 1.99	$ 1.98	$ 1.99	$ 2.00	$ 2.00

Total Return[3]	3.89%	5.58%	4.87%	5.86%	0.34%

Ratios to Average Net Assets:

Expenses	0.25%[4]	0.25%	0.25%	0.15%	0.00%[4]

Net investment income	6.54%[4]	5.93%	5.20%	5.62%	5.75%[4]

Expense waiver/reimbursement[5]	0.37%[4]	0.34%	0.36%	0.63%	77.80%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$156,786	$122,038	$186,362	$117,932	$11,100

Portfolio turnover	50%	132%	278%	145%	0%

1 Reflects operations for the period from July 10, 1997 (start of performance) to July 31, 1997. For the period from August 1, 1996 to July 9, 1997 all income was distributed to the administrator.

2 Amounts represent less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2001	Period Ended 7/31/2000 [1]
Net Asset Value, Beginning of Period	$1.98	$1.98
Income From Investment Operations:
Net investment income	0.06	0.10
Net realized and unrealized gain (loss) on investments	0.01	(0.00)[2]

TOTAL FROM INVESTMENT OPERATIONS	0.07	0.10

Less Distributions:
Distributions from net investment income	(0.06)	(0.10)

Net Asset Value, End of Period	$1.99	$1.98

Total Return[3]	3.84%	5.07%

Ratios to Average Net Assets:

Expenses	0.35%[4]	0.35%[4]

Net investment income	6.42%[4]	6.06%[4]

Expense waiver/reimbursement[5]	0.52%[4]	0.51%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$22,173	$12,256

Portfolio turnover	50%	132%

1 Reflects operations for the period from September 30, 1999 (start of performance) to July 31, 2000.

2 Amount represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

January 31, 2001 (unaudited)

ORGANIZATION

Federated Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of one diversified portfolio, Federated Government Ultrashort Fund (the "Fund"). The investment objective of the Fund is current income.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and mortgage backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At July 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $1,426,924, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Six Months Ended 1/31/2001		Year Ended 7/31/2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	28,474,649	$56,410,919	32,028,923	$63,437,152
Shares issued to shareholders in payment of distributions declared	1,248,939	2,475,546	3,464,569	6,859,847
Shares redeemed	(12,524,145)	(24,871,869)	(67,733,198)	(134,214,753)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	17,199,443	$34,014,596	(32,239,706)	$(63,917,754)

	Six Months Ended 1/31/2001		Year Ended 7/31/2000[1]
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	7,984,200	$15,810,087	13,306,420	$26,347,194
Shares issued to shareholders in payment of distributions declared	57,278	113,647	119,029	235,678
Shares redeemed	(3,081,343)	(6,111,639)	(7,237,217)	(14,329,689)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	4,960,135	$9,812,095	6,188,232	$12,253,183

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	22,159,578	$43,826,691	(26,051,474)	$(51,664,571)

1 Reflects operations for the period from September 30, 1999 (start of performance) to July 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the six months ended January 31, 2001, the Fund's Institutional Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities for the six months ended January 31, 2001, were as follows:

Purchases	$85,186,060

Sales	$56,066,312

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

WILLIAM D. DAWSON III

Chief Investment Officer

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Government Ultrashort Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31420B102
Cusip 31420B201

G02287-05 (3/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.